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                                                                  EXHIBIT 10.01

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.
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                             CARDINAL DISTRIBUTION*

                                       AND

                              EXPRESS SCRIPTS, INC.

                             PRIME VENDOR AGREEMENT









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                             PRIME VENDOR AGREEMENT

         THIS PRIME VENDOR AGREEMENT (THE "AGREEMENT") IS MADE JULY 1, 2001, BETWEEN EXPRESS SCRIPTS, INC., ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (COLLECTIVELY, "BUYER") AND CARDINAL DISTRIBUTION* ("CARDINAL"), WHO HEREBY AGREE AS FOLLOWS:


1.       DESIGNATION AS PRIMARY WHOLESALER

                  During the term of this Agreement, Buyer will designate Cardinal as the primary wholesale pharmaceutical supplier to all pharmacies whether now or hereafter owned, managed or operated by Buyer in the United States (collectively, the "PHARMACIES" and individually, a "PHARMACY"). A current list of the Pharmacies is attached hereto as EXHIBIT A. Additional pharmacies may be added to Exhibit A from time to time subject to the prior approval of Buyer and Cardinal.

2.       SALE OF MERCHANDISE

                  Buyer will purchase from Cardinal during the term of this Agreement its Primary Wholesale Requirements of pharmaceuticals for the Pharmacies ("RX PRODUCTS") and, may, at its option, purchase certain other inventory carried by Cardinal ("NON-RX PRODUCTS" and, together with Rx Products, collectively the "MERCHANDISE") for delivery directly to the Pharmacies ("DIRECT STORE DELIVERY Purchases"). The term "PRIMARY WHOLESALE REQUIREMENTS" means that Buyer will purchase for each Pharmacy all of its requirements of Rx Products purchased from wholesalers from Cardinal. With the exception of Merchandise that is only available from the manufacturer with less than six (6) months' dating, Cardinal removes Merchandise from its inventory that has an expiration date of six (6) months, not including the current month, so that such Merchandise shipped to Buyer has a minimum of six (6) months' dating. Cardinal reserves the right at all times to determine what Merchandise it will carry based upon product quality, manufacturer indemnity, insurance, and other policies, and other standards determined by it, and may delete from its available inventory items of Merchandise with limited or no movement activity.

                  Cardinal acknowledges that Buyer, from time to time, [***], including [***]

3.       PURCHASE PRICE

                  Buyer will pay a purchase price for all Merchandise purchased under this Agreement in an amount equal to Cardinal's Cost plus the percentage specified in the pricing matrix attached hereto as EXHIBIT B (the "PRICING MATRIX"). For purposes of this Agreement: (a) the term "CARDINAL'S COST" will mean the manufacturer's published wholesale acquisition cost for Merchandise at the date of Cardinal's invoice to the Pharmacy, including all discounts, price reductions and promotions offered off-invoice by the manufacturer for the duration of the manufacturer's offer period, but without reduction for customary cash discounts; and (b) the term "QUALIFIED PURCHASES" will

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         mean all purchases made and paid for by Buyer and/or the Pharmacies under the terms of this Agreement, net of all returns, credits, rebates, late charges, or other similar items, on an annual, quarterly, or monthly basis, as applicable. Notwithstanding anything herein to the contrary, the purchase price of Merchandise which is subject to a Manufacturer Contract (as hereinafter defined) will be Buyer's contract price for the Pharmacies. Cardinal reserves the right to adjust the purchase price of any item of Merchandise in the event that the manufacturer of such item implements a change in policy which eliminates or decreases the customary cash discount terms effective on the Commencement Date with respect to such item.

                  The purchase price for selected Merchandise, including but not limited to [***] described above [***] in accordance with [***]. Merchandise described in this paragraph is sometimes referred to as [***]

                  The pricing specified in the Pricing Matrix does not reflect administrative fees for membership in any group purchasing organization (a "GPO"). If any Pharmacy affiliates with a GPO, the appropriate administrative fee will be added to the percentages specified in the Pricing Matrix.

                  [***] CardinalCHOICE(R) pharmacy system [***] for the pricing specified in the Pricing Matrix.

4.       [***] AND SAVINGS

                  During the initial term of this Agreement, [***] with related savings as more fully described on EXHIBIT C.

5.       PAYMENT TERMS

                  (a) Initial Payment Terms. The payment terms initially applicable to Buyer will be as follows:

                           (i) For DIRECT STORE DELIVERY PURCHASES, Buyer shall
                  cause Cardinal to receive payment in full by not later than [***] of each calendar month of the amount due for all Merchandise delivered and services provided during the first
                  (1st) [***] of such calendar month, and by not later than the [***] of each calendar month, of the amount due for all Merchandise delivered and services provided during the period beginning on the [***] of the preceding calendar month and ending on the last day of such preceding calendar month [***].

                           (ii) For [***] (I.E., [***]

                           (iii) For [***] in accordance with the terms set
                  forth in Exhibit C [***]

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                  If any payments are due on Saturday, Buyer will cause Cardinal to receive payment in full on the immediately preceding Friday, and if payment is due on Sunday, Buyer will cause Cardinal to receive payment in full on the immediately following Monday.

                  Buyer will deliver to Cardinal any credit information reasonably requested by Cardinal not less than thirty (30) days prior to its initial purchases of Merchandise under this Agreement. All payments for the Merchandise purchased under this Agreement will be due in accordance with the terms set forth above unless and until otherwise agreed by Buyer and Cardinal. In such event, Buyer acknowledges and agrees that Buyer's Cost of Goods may be adjusted by Cardinal to reflect Buyer's new payment terms and credit considerations deemed relevant to Cardinal.

                  (b) Payment. At the end of each calendar month, Cardinal will evaluate Buyer's payment history, adjusted to reflect legitimately disputed amounts. The due date of each Cardinal invoice will be compared with the date Cardinal received payment to relieve that invoice. Buyer and Cardinal acknowledge that Buyer's cost to purchase Merchandise from Cardinal is based upon Buyer making payments in accordance with Buyer's applicable payment terms as set forth above.

                  For those invoices paid after the applicable due date, Buyer will pay to Cardinal an amount equal to [***] times the amount of each invoice times the number of days the payment to relieve the invoice was late. Cardinal will provide an invoice to Buyer for all amounts due hereunder by the 10th of the following month. Such invoice will reflect the amount due to Cardinal for those invoices that were paid beyond Buyer's applicable payment terms. This invoice will be accompanied by an electronic file that will detail the calculation of all amounts due. Buyer shall remit payment for such invoice by the 20th of the month in which it was billed. Failure or delay by Cardinal to bill Buyer for any amounts due hereunder shall not waive Cardinal's right to receive the same.

                  All payments for Merchandise delivered and services provided by Cardinal will be made to the applicable servicing division specified in Cardinal's invoice (or as otherwise specified by Cardinal) by electronic funds transfer or other method acceptable to Cardinal so as to provide Cardinal with good funds by the due date. In addition to all other rights and remedies contained in this Agreement, Cardinal retains the right, in its sole discretion, but exercising good faith, to immediately, upon written notice to Buyer, change Buyer's payment terms or place Buyer on C.O.D. status if Cardinal has not received payment when due for Merchandise delivered or services provided to Buyer, or based upon credit considerations deemed relevant by Cardinal, as determined by Cardinal in good faith. The provisions of Sections 25 and 26 shall not be applicable to this provision.

                  If Cardinal changes Buyer's payment terms or places Buyer on C.O.D. status pursuant to this Section 5(b), and Buyer remains subject to such payment terms for at least ninety (90) consecutive days, or on C.O.D. for at least sixty consecutive (60) days, Buyer may terminate this Agreement upon written notice to Cardinal and payment of all


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         outstanding amounts due from Buyer to Cardinal. No termination notice from Buyer to Cardinal shall be effective until all outstanding amounts due from Buyer to Cardinal are paid in full. During the applicable time period, Cardinal and Buyer shall negotiate in good faith regarding restoring Buyer's payment terms to those in effect prior to any action taken by Cardinal hereunder.

                  (c) Submission of Financial Statements. Buyer will provide Cardinal with a copy of its publicly available financial statements as Cardinal may reasonably request from time to time.

                  (d) Guaranty. As an inducement for Cardinal to supply Merchandise and provide services to the subsidiaries and affiliates of Buyer, whether existing now or in the future (collectively, "Borrowers"), Buyer (i) guarantees to Cardinal the punctual and full payment (and not merely the ultimate collectability) of all sums now or hereafter due from Borrowers to Cardinal and (ii) agrees to pay to Cardinal on demand the reasonable cost and expense incurred by Cardinal in attempting to enforce any indebtedness, liability, or obligation under this Agreement, including, without limitation, reasonable attorney's fees.

6.       ORDERING AND DELIVERY

                  Cardinal will deliver the Merchandise F.O.B. destination to the applicable Pharmacy and exercise its good faith efforts to provide an efficient delivery schedule designed to meet the mutual needs of Cardinal and the Pharmacies, in accordance with Cardinal's general delivery schedules established from time to time by the applicable Cardinal servicing division (exclusive of holidays, etc.). All deliveries will be accompanied by an invoice and all delivery costs (not including emergency deliveries) absorbed by Cardinal. Pharmacies having Qualified Monthly Purchases in excess of $[***] will be eligible to receive [***], except Pharmacies located outside of the contiguous United States or other Pharmacies mutually agreed upon by the parties from time to time; provided, however, Buyer's Pharmacies located in Tempe, Arizona, Albuquerque, New Mexico, and St. Louis, Missouri, will be eligible to receive [***]. Buyer will incur a separate delivery charge, not to exceed Cardinal's actual cost, for additional deliveries. Delivery schedules and purchase order deadlines may be reviewed and changed from time to time as mutually agreed upon by Cardinal and Buyer. Cardinal will make every reasonable effort to accommodate individual order entry and delivery requirements.

                  Buyer will submit all orders, except for orders for Schedule II drugs, for all Merchandise to Cardinal via electronic order entry using equipment supplied by Cardinal to Buyer at no additional charge to Buyer or other mutually agreeable electronic means. This equipment benefits Buyer and the Pharmacies and relates to the provision of products and services by Cardinal hereunder. Buyer and each Pharmacy agree not to use such equipment (including hardware and software) for any purpose unrelated to this Agreement. Any such equipment supplied by Cardinal will be returned to Cardinal by Buyer upon the expiration or termination of this Agreement for any reason or prior to termination or expiration if Cardinal reasonably believes its proprietary rights are


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

         threatened. In the event that electronic order entry is temporarily interrupted for reasons beyond the control of Buyer or Cardinal, Buyer may place orders manually and both parties will use reasonable efforts to rectify the problem.

                  DEA Form 222 may be mailed to the applicable Cardinal distribution center or given to the delivery driver. Schedule II orders will be delivered within one (1) day of Cardinal's receipt of the signed original DEA Form 222. Buyer acknowledges that if Buyer gives the DEA Form 222s to the delivery driver, such forms will not be received by Cardinal until such time that the delivery driver physically delivers the DEA Form 222 to the applicable Cardinal distribution center. Notwithstanding the foregoing, no Schedule II orders will be delivered other than in compliance with DEA regulations.

7.       OTHER SERVICES

                  Cardinal will provide the services to Buyer and the Pharmacies as set forth EXHIBIT D to this Agreement, pursuant to the terms and conditions contained therein.

8.       EMERGENCY DELIVERIES

                  Cardinal will provide a twenty-four (24) hour, seven (7) day per week emergency delivery service. The courier charge for such orders will be prepaid by Cardinal and added to Buyer's invoice. A listing of key management personnel and emergency order procedures will be supplied to each Pharmacy.

9.       BACKORDER RELAY

                  [***] a "backorder relay" system [***].

10.      MANUFACTURER CONTRACT ADMINISTRATION

                  Cardinal will recognize and administer manufacturer contracts between Buyer and any manufacturer (collectively, "MANUFACTURER CONTRACTS") subject to such Manufacturer Contracts' continued validity in accordance with applicable laws and subject to such credit considerations concerning the applicable manufacturers as Cardinal may consider appropriate; however, if manufacturers' chargebacks for contract items submitted by Cardinal are disallowed, uncollectable, or unreconcilable, then the applicable charge will be billed back to Buyer. Cardinal reserves the right, at any time, to decline to sell or carry any manufacturer's merchandise, based upon credit considerations deemed relevant to Cardinal. Buyer will notify Cardinal of all Manufacturer Contracts. In addition, Buyer or the Pharmacies will provide Cardinal with a copy of all new Manufacturer Contracts entered into after the Commencement Date and manufacturer verification of all renewals, replacements or terminations of Manufacturer Contracts not less than forty-five (45) days prior to the effective date of such new Contract, renewal, replacement or termination. Failure to comply with these notice requirements will entitle Cardinal to discontinue the service level provisions herein until forty-five (45) days after delivery of accurate usage data for the new items.

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                  In order to facilitate Cardinal's inventory management
         requirements, Buyer will provide Cardinal, with respect to each Pharmacy not currently being serviced by Cardinal, but to be included hereunder as a Pharmacy, available six (6) months' usage figures (including NDC numbers) on both contract and non-contract items in compatible electronic (disk) format thirty (30) days prior to participation under this Agreement by that Pharmacy. The service level provisions set forth in Section 12 below will be waived by Buyer until accurate usage figures are obtained by Cardinal with regard to such Pharmacies, or for six (6) months, whichever is less. All purchases under this Agreement by Buyer will be for the Pharmacies' "own use" as that term is defined in judicial or legislative interpretation, and Buyer will comply with applicable manufacturers' pricing criteria and policies.

11.      LICENSURE

                  Buyer attests to Cardinal that Buyer's Pharmacies are all properly licensed with applicable state licensing agencies to receive, dispense, distribute and otherwise legally dispose of Rx Products. Buyer understands that by attesting to this, Cardinal is complying with the "good faith inquiry" standard to ensure that Rx Products are distributed to properly licensed and/or registered pharmacy locations. Prior to purchasing Rx Products from Cardinal hereunder, Buyer will provide Cardinal with copies of all such licenses and any renewals, revocations or other changes to the same.

12.      SERVICE LEVEL

                  For [***] Cardinal will exercise all reasonable efforts to provide [***] ([***]%) [***] in accordance with Cardinal's customary standards and procedures in effect from time to time. [***] ([***]%) [***] ([***]%) [***] ([***]%) [***] For example, [***]
         $[***]%[***]$[***]([***])[***]% -[***]% = [***]% and ([***])[***]% x
         $[***]x[***]% = $[***]([***])[***].

                  Buyer may, [***] ([***]%), [***] (as hereinafter defined) and [***]

                  Notwithstanding [***] set forth above, [***] in accordance with Cardinal's customary standards and procedures in effect from time to time is [***] ([***]%), [***] as set forth above) [***] ([***]%)
         [***].

13.      RETURNED GOODS POLICY

                  Cardinal will accept Merchandise for return from Pharmacies in accordance with the Standard Cardinal Returned Goods Policy (the "CARDINAL RETURNS POLICY") in effect from time to time. Cardinal will not accept for return any Merchandise from Buyer prior to execution of an Ongoing Assurances Form in the identical form as attached as an exhibit hereto. Cardinal will work with a third party returned goods processor in accordance with the Standard Third Party Returned Goods Policy (the "THIRD PARTY RETURNS POLICY") in effect from time to time. In connection with the Cardinal Returns

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         Policy and applicable law, Buyer will execute a Cardinal Health Return
         Goods Authorization Ongoing Assurance, in the form attached hereto as EXHIBIT E.

                  For [***], subject to the following conditions:

                  [***] and must be[***]
                  [***] and[***]
                  [***]
                  [***]
                  [***]percent ([***]%) [***].
                  [***].

14.      TERM

                  The initial term of this Agreement will be for a period of three (3) years beginning July 1, 2001 (the "COMMENCEMENT DATE"). Thereafter, this Agreement shall automatically renew for two (2) additional one (1) year renewal terms, unless either party provides written notice of non-renewal at least ninety (90) days prior to the expiration of the initial term or the then current renewal term. The "initial term" and any "renewal terms" shall be referred to collectively as the "term."

                  Either party may effect an early termination of this Agreement upon the occurrence of a material breach by the other party and such party's failure to cure such material breach within ninety (90) days after the non-breaching party provides written notice thereof. For purposes of this Agreement, a lower-priced offer from a competitor of Cardinal to Buyer to provide the Merchandise and perform the services as set forth in this Agreement, shall not be deemed to, nor shall it constitute, a material breach of this Agreement by Cardinal, thereby permitting Buyer to terminate this Agreement pursuant to the provisions of this Section 14.

                  Notwithstanding the foregoing, with respect to payment defaults by Buyer, Cardinal may terminate this Agreement immediately. Buyer's obligation to pay Cardinal any amounts due hereunder shall survive termination of this Agreement.

15.      NOTICES

                  Any notice or other communication required or desired to be given to either party under this Agreement shall be in writing and shall be deemed given when: (a) received by the recipient, after being sent via certified mail, return receipt requested, and addressed to that party at the address for such party set forth at the end of this Agreement; (b) received by the recipient after being sent via Federal Express, Airborne, or any other similar overnight delivery service for delivery to that party at that address; or (c) received by facsimile transmission, as evidenced by electronic confirmation, to that party at its facsimile number set forth at the end of this Agreement. Either party may change its address or facsimile number for notices under this Agreement by giving the other party notice of such change.

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16.      TAXES/COMPLIANCE WITH LAWS

                  Buyer will pay when due any sales, use, excise, gross receipts, or other federal, state, or local taxes or other assessments (other than any tax based solely on the net income of Cardinal) and related interest and penalties in connection with or arising out of the transactions contemplated by this Agreement. If Cardinal pays any such amounts which Buyer is obligated to pay under this section, then Buyer will promptly reimburse Cardinal in an amount equal to the amount so paid by Cardinal.

                  If and to the extent any discount, credit, rebate or other purchase incentive (as set forth in the Pricing Matrix and this Agreement) is paid or applied by Cardinal with respect to the Merchandise purchased under this Agreement, such discount, credit, rebate or other purchase incentive shall constitute a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the Merchandise purchased by Buyer under the terms of this Agreement. Cardinal and Buyer agree to use their best efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. ss. 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. ss. 1001.952(h). In this regard, Buyer may have an obligation to accurately report, as may be required, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, the net cost actually paid by Buyer.

17.      FORCE MAJEURE

                  Cardinal's obligations under this Agreement will be excused if and to the extent that any delay or failure to perform such obligations is due to fire or other casualty, product or material shortages, strikes or labor disputes, transportation delays, manufacturer out-of-stock or delivery disruptions, acts of God, seasonal supply disruptions, or other causes beyond the reasonable control of Cardinal. During the period of any such delay or failure, Buyer may purchase the Primary Wholesale Requirements for the affected Pharmacies from others, but will recommence purchasing from Cardinal upon cessation of such delay or failure; provided, however, that if such delay or failure continues for more than sixty (60) calendar days, Buyer shall have the right to immediately terminate this Agreement.

18.      RECORDS AND AUDIT

                  Cardinal will maintain records pertaining to this Agreement and the pharmaceutical products purchased by Buyer hereunder as required by applicable FDA requirements. Not more than once in any twelve (12) month period, and following sixty (60) days' advance written notice to Cardinal, Buyer will have the right to appoint one
         (1) or more of its employees to review those relevant records applicable to its pharmaceutical purchases for the sole purpose of verifying compliance with this Agreement, including but not limited to the pricing terms of this Agreement hereof; provided, however, any

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         information proprietary to Cardinal, as solely determined by Cardinal, shall be redacted from such records prior to review by Buyer, further provided, however, Cardinal shall ensure that Buyer receives the information necessary to verify compliance with this Agreement. Any such review will be limited to twelve (12) months of historical information as of the date such review begins and will be subject to a confidentiality agreement prepared by Cardinal and signed by the Buyer and its employee(s) who will have access to the information prior to beginning the review.

                  Cardinal will have the right to, following sixty (60) days' advance written notice to Buyer, appoint an independent auditor to review Buyer's purchase records in order to verify the growth rate of Buyer's purchase volume for purposes of the savings related to the [***].

19.      RETURN OF HARDWARE/SOFTWARE

                  Upon termination of this Agreement for any reason, Buyer's rights as a licensee of the CardinalCHOICE(R), CardinalCHOICE(R)-HQ or other Cardinal software will automatically expire, and Buyer will promptly return such software and any related, Cardinal-provided hardware not purchased by Buyer to a return location specified by Cardinal.

20.      ENTIRE AGREEMENT; SUCCESSORS

                  This Agreement and its exhibits constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, proposals, bids/bid responses, and understandings between the parties relative to the subject matter of this Agreement. This Agreement will be governed by Ohio law. Neither Cardinal nor Buyer may assign its rights under this Agreement without the written consent of the other; provided, however, that either party may delegate its rights and obligations to any entity that is controlled by or under common control with the assigning party; provided that neither Cardinal nor Buyer shall be relieved of their respective liabilities and obligations hereunder in the event of such an assignment. This Agreement will be binding on, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

21.      AMENDMENTS

                  No changes to this Agreement will be made or be binding on any party unless made in writing and signed by each party to this Agreement.

22.      WAIVER

                  The failure of either party to enforce any provision of this Agreement will not be considered a waiver of any future right to enforce such provision.

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23.      ANNOUNCEMENTS

                  Neither party will issue any press release or other public announcement, verbally or in writing, referring to the other party or any entity which is controlled by or under common control with such other party, without such other party's prior written consent and advice of counsel. A written copy of any such press release or other public announcement will be provided to the other party no less than seventy-two (72) hours prior to the issuing party's intent to issue such release or announcement. The issuing party is responsible for confirming in writing that the other party has received any such proposed press release. Any such press release or other public announcement proposed by either party will be subject to the other party's revision and final approval. Nothing contained herein will limit the right of either party to issue a press release if, in the opinion of such party's counsel, a press release is required pursuant to state or federal securities laws, rules or regulations.

24.      CHANGE IN LAWS

                  Notwithstanding any other provision of this Agreement, if the governmental agencies that administer the Medicare, Medicaid, or other federal programs (or their representatives or agents), or any other federal, state, or local governmental or non-governmental agency, or any court or administrative tribunal passes, issues, or promulgates any law, rule, regulation, standard, interpretation, order, decision, or judgment, including, but not limited to, those relating to any regulation pursuant to state or federal anti-kickback or self-referral statutes (collectively or individually, "Change in Laws"), which, in the good faith judgment of a party to this Agreement (the "Noticing Party"), materially and adversely affects that party's license, accreditation, certification, or ability to refer, to accept any referral, to bill, to claim, to present a bill or claim, or to receive payment or reimbursement from any federal, state, or local governmental or non-governmental payor, or which subjects the Noticing Party to a risk of prosecution or civil monetary penalty, or which, in the good faith judgment of the Noticing Party, indicates a rule or regulation with which the Noticing Party desires further compliance and the Change in Laws has a material affect on the legality of this Agreement, or if Cardinal believes such Change in Laws may adversely affect Cardinal's financial position, then the Noticing Party may give the other party notice of intent to amend or terminate this Agreement. Such notice shall include an opinion of counsel stating: (i) the Change in Laws giving rise to the notice; (ii) the consequences of the Change in Laws as to the Noticing Party; (iii) the Noticing Party's intention either to terminate this Agreement due to an unacceptable risk of prosecution or civil monetary penalty or to amend this Agreement, together with a statement setting forth the specific purpose of the amendment as it relates to the legal compliance issue or risk that the Noticing Party seeks to address; (iv) the Noticing Party's proposed amendment(s); and
         (v) the Noticing Party's request for commencement of the Renegotiation Period (as hereinafter defined). If the notice provides for an amendment of this Agreement, the parties have ten (10) days from the giving of the notice ("Renegotiation Period") within which to attempt to amend this Agreement in accordance with the Noticing Party's proposal (if any) or otherwise as the parties may agree. If this Agreement is not amended within the Renegotiation Period,

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         this Agreement will automatically terminate as of midnight on the tenth
         (10th) day after notice was given, or as otherwise may be mutually agreed upon by the parties. Except as otherwise required by applicable law, any amounts then-owing to either party must be paid up to the date of termination, and any obligation under this Agreement that is to continue beyond expiration or termination must so continue pursuant to its terms. All opinions of counsel presented by the Noticing Party, and any corresponding opinions given by the other party are Confidential Information solely for purposes of renegotiation and settlement of a potential dispute, and must not be deemed disclosed so as to waive any privileges otherwise applicable to the opinions.

25.      DISPUTE RESOLUTION

                  Any dispute relating to this Agreement which the parties are unable to resolve by mutual agreement and meeting of the Executive Resolution Committee shall be settled by a sole arbitrator in a binding, non-reviewable and non-appealable alternative dispute resolution process conducted in accordance with the procedures set forth on EXHIBIT F. The existence of the dispute, the dispute resolution process, and the arbitrator's award shall be maintained confidential, provided that the arbitrator's award may be entered as a final judgment in any court having jurisdiction.

26.      EXECUTIVE RESOLUTION COMMITTEE

                  From time to time during the term of this Agreement, upon the request of either party, a panel consisting of two (2) executives from Buyer and two (2) executives from Cardinal (the "EXECUTIVE RESOLUTION COMMITTEE") will meet to review issues pertaining to this Agreement raised by either party, resolve disputes relating to this Agreement and address other issues as they may determine. Each executive on the Executive Resolution Committee shall be of the Senior Vice President level, or higher, and the identity of the executives from each party shall be determined based upon the issue or dispute presented. Except as otherwise set forth herein, the Executive Resolution Committee shall meet within forty-five (45) days of the request by either party. With respect to disputes, a copy of the terms of this Agreement, agreed upon facts and areas of disagreement, and a concise summary of the basis for each side's contentions will be provided to the Executive Resolution Committee who will review the same, confer, and attempt to reach a mutual resolution of the issue. If the Executive Resolution Committee is unable to reach a mutual resolution with regard to any dispute related to this Agreement, such dispute shall be settled in accordance with the dispute resolution process set forth in Section 25 of this Agreement.

27.      SEVERABILITY

                  Should, by any reason, any clause or provision of this Agreement be held or ruled unenforceable or ineffective under the law, such a ruling will in no way affect the validity or the enforceability of any other clause or provision contained herein.

28.      CONFIDENTIALITY

--------------------------------------------------------------------------------

                  Each party acknowledges that as a result of this Agreement, that party will learn confidential information of the other party. As used in this Agreement, the term "Confidential Information" includes all such information furnished by Cardinal or Buyer, any Pharmacy, or any of their respective representatives, to the other or its representatives, whether furnished before, on or after the date hereof and regardless of the manner in which it is furnished. Confidential Information includes all analyses, compilations, business or technical information and other materials prepared by Cardinal or Buyer, any Pharmacy, or any of their respective representatives, containing or based in whole or in part on any such information furnished by the other party or its representatives. Confidential Information also includes the existence of this Agreement and the terms and conditions hereof. Neither party will disclose any Confidential Information of the other party to any third party, or use, or permit any third party to use, any of such Confidential Information, excepting only: (a) disclosures on a confidential basis to and use by the directors, officers, employees, and agents of that party or its affiliates who have a reasonable need to know such information in connection with that party's performance of this Agreement, (b) disclosures which are required by law, as reasonably determined by that party or its legal counsel, or are made on a confidential basis to that party's attorneys, accountants, and other professional advisors in connection with matters relating to this Agreement, and (c) routine disclosures in the normal course of business, including to IMS/DDD or similar organizations and manufacturers.

                  The obligations of confidentiality hereunder will survive the termination of this Agreement for a period of three (3) years, unless otherwise mutually agreed upon by the parties. Upon termination of this Agreement (for any reason) each party will promptly: (i) return to the other party all documentation and other materials (including copies of original documentation or other materials) containing any confidential information of the other party; or (ii) certify to the other party, pursuant to a certificate in form and substance reasonably satisfactory to the other party, as to the destruction of all such documentation and other materials.

29.      COUNTERPARTS; FACSIMILE SIGNATURES

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement. Each party acknowledges that a facsimile signature on this Agreement shall be binding upon such party.


--------------------------------------------------------------------------------


EXPRESS SCRIPTS, INC.                                         CARDINAL DISTRIBUTION*
13900 RIVERPORT DRIVE                                         7000 CARDINAL PLACE
MARYLAND HEIGHTS, MISSOURI 63043                              DUBLIN, OHIO 43017
FACSIMILE: (314) 702-7120                                     FACSIMILE: (614) 757-6000

BY /s/ Barrett Toan                                           BY /s/ Robert D. Walter
  ---------------------------------------------------           ---------------------------------------------------
NAME  Barrett Toan                                            NAME  Robert D. Walter
TITLE  Chairman and CEO                                       TITLE  Chairman and CEO
DATE   7/16/01                                                DATE   7/19/01



*The term "CARDINAL DISTRIBUTION" will include the following affiliated operating companies: Cardinal Syracuse, Inc., a New York corporation (Syracuse, New York); James W. Daly, Inc., a Massachusetts corporation (Peabody, Massachusetts); Ohio Valley-Clarksburg, Inc., a Delaware corporation (Wheeling, West Virginia); Cardinal Southeast, Inc. a Mississippi corporation (Madison, Mississippi); Whitmire Distribution Corporation, a Delaware corporation (Folsom, California); Bindley Western Drug Company, an Indiana corporation (Indianapolis, Indiana); and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.


--------------------------------------------------------------------------------

                                                                      EXHIBIT A

                                   PHARMACIES



Express Scripts, Inc.
14000 Riverport Drive
Maryland Heights, Missouri 63043

Express Scripts, Inc.
1700 North Desert Drive
Tempe, Arizona 85281

Express Scripts, Inc.
4500 Alexander Boulevard
Albuquerque, New Mexico 87107

Express Scripts, Inc.
3684 Marshall Lane
Bensalem, Pennsylvania 19020

Express Scripts, Inc.
433 River Street, Suite 800
Troy, New York 12180

Express Access Pharmacy, Inc.*
dba Express Scripts, Inc.
767 Electronic Drive
Horsham, Pennsylvania 19020

Express Scripts, Inc.
Specialty Distribution Service
3168 Riverport Tech Center
Maryland Heights, Missouri 63043



*This location will be subject to the terms and the conditions of this Agreement upon termination of its existing supply agreement, which is approximately sixty
(60) days from the Commencement Date of this Agreement.



--------------------------------------------------------------------------------

                                                                      EXHIBIT B

                                 PRICING MATRIX

         1.       [***].  The [***] has been established based upon [***]

         (a)      [***];

         (b)      [***]($[***]); and

         (c)      [***]($[***]).

(collectively referred to herein as the [***]").  If, for any reason, [***].

         Subject to the [***] of this Agreement regarding [***](that is[***]) for [***]; provided, however, during the [***] of this Agreement, [***]%.

         -------------------------------------------------- -------------------------------------------------
                               [***]                                             [***]
         -------------------------------------------------- -------------------------------------------------
                          $[***] - [***]                                         [***]%
         -------------------------------------------------- -------------------------------------------------
                          $[***] - [***]                                         [***]%
         -------------------------------------------------- -------------------------------------------------
                          $[***] - [***]                                         [***]%
         -------------------------------------------------- -------------------------------------------------
                          $[***] - [***]                                         [***]%
         -------------------------------------------------- -------------------------------------------------
                              $[***]                                             [***]%
         -------------------------------------------------- -------------------------------------------------


         This [***] and any [***]; provided, however, that such [***]. Any [***] as a result of a[***] pursuant to the terms hereof shall be[***]. Any [***] pursuant to the terms hereof shall be [***]. In all instances, [***] by this Agreement, the [***].

         For example, [***].  If[***].  If[***].

2.       [***] of this Agreement regarding [***] (that is [***]) for[***].

3. SPECIALLY PRICED MERCHANDISE. Notwithstanding the foregoing, the following Merchandise will not be available for purchase in accordance with the cost of goods set forth above, but instead will be special net billed:

         [***]
         [***]
         Certain [***]
         [***] subject to [***]
         Other [***]

4. UP-FRONT DISCOUNT. Buyer shall be eligible to receive an up-front discount on Buyer's purchases through Cardinal in the amount of [***] Dollars ($[***]) (the "DISCOUNT"). The


--------------------------------------------------------------------------------

Discount shall be payable within sixty (60) days after full execution of this Agreement in the form of a check.

         If this Agreement is terminated prior to the end of the term, Buyer shall repay to Cardinal, within sixty (60) days of the date of termination, a pro rata amount (calculated based on a sixty (60) month term) of the Discount paid to Buyer hereunder; provided, however, Buyer shall have no obligation to repay to Cardinal any portion of the Discount if Buyer terminates this Agreement due to Cardinal's material breach of this Agreement and failure to cure such material breach in accordance with the terms of Section 14. The parties agree, and Buyer acknowledges, that such payment by Buyer has been negotiated in good faith and is not intended as a penalty.

5. [***]. During the term of this Agreement, [***]("[***]"). Cardinal [***] In addition, [***], based upon a [***] ($[***]); provided, however, except as set forth herein, [***] Dollars ($[***]) [***]; further provided, however, that [***] shall be [***] In no event shall [***] Dollars ($[***]). If [***] Dollars ($[***]), [***] Dollars ($[***]), or the applicable [***] as set forth herein, [***] For example, if during the first contract year, [***] Dollars ($[***]), [***] Dollars ($[***]) ($[***] $[***]), or [***] Dollars ($[***])[***].

         If [***] as set forth above,[***]If [***] as set forth above during the [***] Solely for purposes of this paragraph [***] as set forth above, [***] , shall be [***] (as hereinafter defined)); provided, however, in order for such [***]

         Provided the [***] Dollars ($[***]), [***] percent ([***]) of all [***]
transactions hereunder ([***] only) ("[***]"). The [***] of the applicable[***]. All [***].

         In order to [***] the Commencement Date of this Agreement. Until [***] of this Agreement; provided, however, if [***].

6. MEDICARE/MEDICAID DISCLOSURE. The Discount and [***] constitute a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the Merchandise purchased by Buyer under the terms of this Agreement. Cardinal and Buyer agree to use their best efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. ss. 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. ss. 1001.952(h). In this regard, Buyer may have an obligation to accurately report, as may be required, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, the net cost actually paid by Buyer.

--------------------------------------------------------------------------------

                                                                      EXHIBIT C

                                      [***]

         During the term of this Agreement, [***] pursuant to the term and conditions set forth below ("[***]").

[***] As a result of [***] and [***] with the terms and conditions of the [***]

                 Contract Year 1                    $[***]
                 Contract Year 2                    $[***]
                 Contract Year 3                    $[***]

                 Renewal Contract Year 4            $[***]
                 Renewal Contract Year 5            $[***]

         The [***] set forth above are based on [***] percent ([***]%) [***] during the first contract year of this Agreement as the [***] percent ([***]%) for contract years two (2) through five (5), [***].

         [***] in accordance with the provisions set forth below. Except as otherwise set forth below, if, upon the completion of each contract year, [***] set forth above, [***] as set forth below [***] ("[***]"). Any [***]

         [***] of this Agreement [***]. If this Agreement is [***] in which the Agreement is [***], and the terms as set forth above shall be of [***].

[***] ("[***]") in accordance with the terms and conditions of this Agreement. For purposes of the [***].

         For purposes of this Agreement, [***] as follows: [***] ([***]%) [***] set forth below [***] as set forth herein]. The [***] Rx Products [***] or BTC and [***]; provided, the [***] Rx Products [***] ([***]%) [***] Rx Products [***]

         The [***] as it relates to [***], as well as [***] on the information provided to [***] as set forth herein.

         During the term of this Agreement, [***]

         For [***], who, in turn, will [***]. Upon [***]. Upon [***] (i.e.,
[***]). If [***] as set forth above, will be included in the [***] will be as determined by [***]

         [***]

         [***]

--------------------------------------------------------------------------------

         [***] ([***]%), based on the [***] or the applicable [***], for all [***] of the following month. [***] hereunder will be included in the [***]

         Within [***] set forth above, [***] as set forth below:


                ------------------------------------------- ------------------------------------------
                                  [***]                                       [***]
                ------------------------------------------- ------------------------------------------
                                  [***]%                                     [***]%
                ------------------------------------------- ------------------------------------------
                             [***]% - [***]%                                 [***]%
                ------------------------------------------- ------------------------------------------
                             [***]% - [***]%                                 [***]%
                ------------------------------------------- ------------------------------------------
                             [***]% - [***]%                                 [***]%
                ------------------------------------------- ------------------------------------------
                                  [***]%                                     [***]%
                ------------------------------------------- ------------------------------------------


         [***]

         [***]

--------------------------------------------------------------------------------

                                                                      EXHIBIT D

                                 OTHER SERVICES

HARDWARE/SOFTWARE

          [***], pursuant to the provision of Cardinal's Software License Agreement, [***] CardinalCHOICE(R) unit ([***]) [***] CardinalCHOICE(R)-HQ ([***]) Any such [***] shall remain the [***] of this Agreement, or upon [***]

         Upon termination of this Agreement for any reason, Buyer's or any Pharmacy's rights as a licensee of the CardinalCHOICE(R), CardinalCHOICE(R)-HQ or other Cardinal software will automatically expire, and Buyer and each Pharmacy will promptly return such software and any hardware provided hereunder not purchased by Buyer or any Pharmacy to a return location specified by Cardinal.

         Cardinal will license to Buyer, pursuant to the provision of Cardinal's Software License Agreement, its eReceiver Systems available to the Pharmacies pursuant to Cardinal's customary terms and practices.

ON-SITE EMPLOYEE

         During the term of this Agreement, [***] employee [***] The employee will be [***] The provision of this employee [***] and relates solely to this Agreement. [***] such employee[***] such employee [***] During the term of this Agreement, [***] such employee [***] such employee [***] The employee will be [***] with this Agreement; provided, however, that such employee will [***] employee of [***] such employee [***] the Commencement Date of this Agreement.

SPONSORSHIP OF BUYER'S OUTCOMES SEMINAR

         [***]

[***]

         [***]



--------------------------------------------------------------------------------

                                                                      EXHIBIT E

                   CARDINAL HEALTH RETURN GOODS AUTHORIZATION
                                ONGOING ASSURANCE

The undersigned Buyer ("BUYER") of one (1) or more of the Cardinal Health companies identified below ("WHOLESALER," whether one (1) or more) hereby agrees that this document is being delivered to confirm Buyer's compliance with applicable federal, state, and local laws / guidelines concerning returned goods and will apply to all returns by Buyer to Wholesaler from time to time and will supersede any inconsistent provisions which may be contained in any credit request, purchase order, or other documents pertaining to the supply relationship between Buyer and Wholesaler.

1. Buyer represents, warrants, and guarantees to Wholesaler that: (a) each such return will be made only to the specific Wholesaler from which the item was originally purchased; (b) each such return will be accompanied by Wholesaler's credit request form (the "RETURN FORM"), which will specify both Buyer's and Wholesaler's name and address, the date of the return, the quantity and description of the product returned, and such other information as may reasonably be requested on Wholesaler's Return Form; (c) Buyer will retain a copy of each Return Form and related credit memo and make such documentation available to the manufacturer and to authorized federal, state, and local law enforcement officers upon request; (d) the credit claimed or accepted by Buyer for any such return will not exceed the original purchase price paid to Wholesaler; and (e) all merchandise returned to Wholesaler has been stored and handled by Buyer in accordance with all applicable federal, state, and local laws, manufacturer guidelines when disclosed to Buyer by the manufacturer or wholesaler, and good trade practices, and such merchandise has not been adulterated or misbranded by Buyer within the meaning of the Federal Food, Drug, and Cosmetic Act and meets all FDA, state, and other applicable requirements and guidelines.

2. Buyer will indemnify and defend Wholesaler against and from any expense, claim, liability, or penalty (including reasonable legal fees) arising from any failure of Buyer to properly comply with the provisions specified in this exhibit.

3. The term "CARDINAL HEALTH" or "WHOLESALER" will include the following affiliated operating companies: Cardinal Syracuse, Inc., a New York corporation (Syracuse, New York); James W. Daly, Inc., a Massachusetts corporation (Peabody, Massachusetts); Ohio Valley-Clarksburg, Inc., a Delaware corporation (Wheeling, West Virginia); Cardinal Southeast, Inc. a Mississippi corporation (Madison, Mississippi); Whitmire Distribution Corporation, a Delaware corporation (Folsom, California); Bindley Western Drug Company, an Indiana corporation (Indianapolis, Indiana); and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.



                                           EXPRESS SCRIPTS, INC.



                                           ------------------------------------
Dated:                       , 2001        By Authorized Signature / Title
      ------------------------



--------------------------------------------------------------------------------

                                                                      EXHIBIT E

                         ALTERNATIVE DISPUTE RESOLUTION

(a) The parties recognize that a bona fide dispute as to certain matters may arise from time to time during the term of this Agreement which relates to either party's rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution ("ADR") provision, the parties first must attempt to resolve the dispute with the Executive Resolution Committee in accordance with Section 26 of the Agreement. Any negotiations regarding a dispute shall be treated as settlement negotiations for purposes of the Federal Rules of Evidence and any similar state rules of evidence. Such negotiations shall not be admissible in any subsequent ADR hearing. If the matter has not been resolved by the Executive Resolution Committee within forty-five (45) days of the notice of dispute, or such shorter period as set forth in the Agreement, or if the parties fail to meet within such forty-five
         (45) days, or such shorter period as set forth in the Agreement, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

(b) To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

(c) The ADR proceeding and the resolution of any disputes in the ADR proceeding shall be conducted by a panel of three neutrals. Within twenty-one (21) days following receipt of the original ADR notice, the parties shall each select one neutral, and the American Arbitration Association shall select one neutral pursuant to the following procedures:

         (1) The AAA shall submit to the parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the original ADR notice, along with a Curriculum Vitae for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

         (2) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

         (3) Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the AAA within seven (7) days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the AAA along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

         (4)      If the parties collectively have identified fewer than three
                  (3) candidates deemed to have conflicts, the AAA immediately shall designate as the neutral the

--------------------------------------------------------------------------------
                  candidate who has no conflicts and for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the AAA may designate either candidate. If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the AAA shall review the explanations regarding conflicts and, in its sole discretion, may either (I) immediately designate as the neutral the candidate who has no conflicts and for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs (c)(1)
                  - (4) shall be repeated.

(d) No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the panel of neutrals shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location, other than the principal place of business of either party or any of their subsidiaries or affiliates, as designated by the panel of neutrals.

(e) At least seven (7) days prior to the hearing, each party shall submit the following to the other party and the panel of neutrals:

         (1) a copy of all exhibits on which such party intends to rely in any oral or written presentation to the panel of neutrals;

         (2) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

         (3) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

         (4) a brief in support of such party's proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

                  Except as expressly set forth in subparagraphs (e)(1) - (4), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

(f) The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

         (1) Each party shall be entitled to five (5) hours of hearing time to present its case. The panel of neutrals shall determine whether each party has had the five (5) hours to which it is entitled.

--------------------------------------------------------------------------------

         (2) Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

         (3) The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

         (4) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

         (5) Settlement negotiations shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the panel of neutrals shall have sole discretion regarding the admissibility of any evidence.

(g) Within seven (7) days following completion of the hearing, each party may submit to the other party and the panel of neutrals a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

(h)      The panel of neutrals shall rule on each disputed issue within fourteen
         (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party's proposed rulings and remedies on some issues and the other party's proposed rulings and remedies on other issues. The panel of neutrals shall not issue any written opinion or otherwise explain the basis of the ruling.

(i) The panel of neutrals shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

         (1) If the panel of neutrals rules in favor of one party on all disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

         (2) If the panel of neutrals rules in favor of one party on some issues and the other party on other issues, the panel of neutrals shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between


--------------------------------------------------------------------------------
                  the parties. The panel of neutrals shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

(j) The rulings of the panel of neutrals and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

(k) Except as provided in paragraph (j) or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The panel of neutrals shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

(l) Except as otherwise set forth herein the ADR proceedings shall be governed in accordance with the AAA rules.

(m)      All references to days in this Exhibit F shall mean calendar days.


--------------------------------------------------------------------------------

                               FIRST AMENDMENT TO
                             PRIME VENDOR AGREEMENT

         THIS FIRST AMENDMENT TO PRIME VENDOR AGREEMENT ("FIRST AMENDMENT") is among Cardinal Distribution* ("CARDINAL"), and Express Scripts, Inc. ("BUYER").

         WHEREAS, Cardinal and Buyer executed a Prime Vendor Agreement, dated July 1, 2001 (the "AGREEMENT").

         WHEREAS, Buyer desires to discontinue purchasing certain [***] Products directly from the applicable manufacturers and/or suppliers and commence purchasing such [***] Products through Cardinal.

         WHEREAS, the parties now desire to amend the Agreement as set forth below.

         NOW THEREFORE, in consideration of the foregoing recitals, the parties hereby agree as follows:

         1. SECTION 2, SALE OF MERCHANDISE. The definition of "PRIMARY WHOLESALE REQUIREMENTS" shall be deleted in its entirety and replaced with the following:
"The term `PRIMARY REQUIREMENTS' means that Buyer will purchase for each Pharmacy [***] of its requirements of [***] Products that are available from Cardinal from Cardinal. If Cardinal notifies Buyer (such notice to be provided at the time of order confirmation) that it will be unable to supply any [***]Product within forty-eight (48) hours of Buyer's order of such [***] Product, Buyer may purchase such [***] Product from another supplier, including, but not limited to alternate source vendors, and such purchases shall be included in the calculations of Buyer's Qualified Annual and Monthly Purchases for the purpose of determining Buyer's compliance with the Minimum Requirements (as hereinafter defined) and Buyer's applicable cost of goods; provided, however, Buyer shall provide to Cardinal reasonable documentation of the [***] Products purchased from other suppliers and that Buyer attempted to purchase such [***] Products from Cardinal and they were unavailable within forty-eight
(48) hours." Further, all references to the term "PRIMARY WHOLESALE REQUIREMENTS" in the Agreement shall be deleted and replaced with the term "PRIMARY REQUIREMENTS".

         The following paragraph shall be deleted from Section 2, Sale of
Merchandise: "Cardinal acknowledges that Buyer, [***]."

         2. SECTION 3, PURCHASE PRICE. The last paragraph of Section 3, Purchase Price, shall be deleted in its entirety and replaced with the following: "All [***] CardinalCHOICE(R)pharmacy system [***] the pricing specified in the Pricing Matrix; provided, however, [***]

         3. SECTION 4, [***] AND SAVINGS AND EXHIBIT C. Section 4, [***] and Savings, and Exhibit C, [***] and Related Savings, shall be deleted in their entirety.

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

         4. SECTION 5, PAYMENT TERMS. The following additional payment terms shall be added to Section 5(a)(i) for Direct Store Delivery Purchases:

         (a) [***] Buyer will cause Cardinal to receive payment in full by [***] of the amount due for all Merchandise delivered and services provided during the [***]

         (b) [***] Buyer will cause Cardinal to receive payment in full: (1) by not later than the [***] day of each calendar month of the amount due for all Merchandise delivered and services provided during the first (1st) [***] days of such calendar month; (2) by not later than the [***] day of each calendar month, of the amount due for all Merchandise delivered and services provided during the [***] through the [***] day of such calendar month; and (3) by not later than the [***] day of each calendar month, of the amount due for all Merchandise delivered and services provided during the period beginning on the [***] day of the preceding calendar month and ending on the last day of such preceding calendar month.

         Sections 5(a)(ii) and (iii) shall be deleted in their entirety.

         5. SECTION 6, ORDERING AND DELIVERY. The third sentence of Section 6, Ordering and Delivery, shall be amended to add the Pharmacies located in Bensalem, Pennsylvania; East Hanover, New Jersey; and Harrisburg, Pennsylvania.

         In addition, the fourth sentence shall be deleted in its entirety and replaced with the following: "Buyer will incur a separate delivery charge, not to exceed Cardinal's actual cost for courier delivery, for additional deliveries (beyond [***] )."

         6. EXHIBIT B, PRICING MATRIX. Section 1 of Exhibit B, Pricing Matrix, shall be deleted in its entirety and replaced with Section 1 of Exhibit A attached to this Amendment.

         Section 2, Brokerage Purchases, of Exhibit B, Pricing Matrix, shall be deleted in its entirety.

         Section 5, Generic Outsource Program Rebate, of Exhibit B, Pricing Matrix, shall be deleted in its entirety.

         7. EXHIBIT D, OTHER SERVICES. The paragraph titled, [***], shall be deleted in its entirety from Exhibit D, Other Services.

         8. SECTION 12, SERVICE LEVEL. Section 12, Service Level, shall be deleted in its entirety and replaced with the following:

         "Cardinal will exercise all reasonable efforts to provide [***] (excluding Buyer's Top [***] Items (as hereinafter defined)) [***] ([***]%) [***] in accordance with the standards and procedures specified in AMENDMENT EXHIBIT B attached hereto. For Buyer's Top [***] Items, Cardinal will exercise all reasonable efforts to provide each Pharmacy with an average monthly service level of at least [***] ([***]%) calculated quarterly (calendar) in accordance with the standards and procedures specified in AMENDMENT EXHIBIT B attached hereto.

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                                       27

         Buyer's "Top [***] Items" means the top [***]Rx Products purchased by Buyer based on Rx count. Buyer will provide to Cardinal a report of the "Top [***] Items" on a quarterly (calendar) basis for purposes of measuring the service level on such items the following calendar quarter. [***] ([***]%) [***] ([***]%) [***] ([***]%) [***] ([***]%)
         [***] ([***]%), [***]. For example, [***] $[***] % [***] $ [***]
         ([***]) [***]% - [***]% = [***] % and ([***]) [***]% x $[***] x [***]%
         = $[***].

         Notwithstanding [***] in accordance with the standards and procedures specified in AMENDMENT EXHIBIT B attached hereto is [***] ([***]%) [***] ([***]%) [***] as set forth above) [***] ([***]%) [***] ([***]%) [***]."

         9. EXHIBIT A, PHARMACIES. Exhibit A is hereby amended to add the following additional Pharmacies:

         Central Fill, Inc.
         4415 Lewis Road
         Harrisburg, Pennsylvania 17111

         Central Fill, Inc.
         721 Ridgedale Avenue
         East Hanover, New Jersey 07936

         ESI Mail Pharmacy Service, Inc.
         7909 South Hardy
         Tempe, Arizona 85284

         10. MISCELLANEOUS. Capitalized terms not defined herein will have the same meaning ascribed to them in the Agreement, it being the intent of the parties that the Agreement and this First Amendment will be applied and construed as a single instrument. The Agreement, as modified by this First Amendment, constitutes the entire agreement between Cardinal and Buyer regarding the subject matter of the Agreement and this First Amendment and supersedes all prior or contemporaneous writings and understandings between the parties regarding the same. This First Amendment will be binding upon the parties, their heirs, legal representatives, successors and assigns. The terms and provisions of this First Amendment are severable. If any term or provision of this First Amendment is determined to be illegal or unenforceable by a court of competent jurisdiction, the remaining terms and provisions of this First Amendment and the Agreement will remain in full force and effect. This First Amendment may only be amended in a writing signed by Cardinal and Buyer.

         11. EFFECTIVE DATE. This First Amendment shall be effective as of the date of full execution ("EFFECTIVE Date"). Except as otherwise amended herein, the terms and conditions of the Restated Agreement shall remain in full force and effect.

CARDINAL DISTRIBUTION*                      EXPRESS SCRIPTS, INC.

BY:  /s/ Mark Parrish                                 BY:  /s/ George Paz
    --------------------------                            ------------------------------

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                                       28

NAME:   Mark Parrish                                 NAME:    George Paz
TITLE:  President                                    TITLE:   CFO
DATE:   1/15/03                                      DATE:    1/9/03


*The term "Cardinal Distribution" shall include the following affiliated operating companies: James W. Daly, Inc., a Massachusetts corporation (Peabody, Massachusetts) (now known as "Cardinal Health 106, Inc."); Cardinal Southeast, Inc. a Mississippi corporation (Madison, Mississippi) (now known as "Cardinal Health 103, Inc."); Whitmire Distribution Corporation, a Delaware corporation (Folsom, California) (now known as "Cardinal Health 110, Inc."); Bindley Western Industries, Inc., a Indiana corporation (Indianapolis, Indiana) (now known as "Cardinal Health 100, Inc."); and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

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                                       29

                                                                      EXHIBIT A

1.       [***].  The [***] has been established based upon [***]:

(a)      [***];

(b)      [***] Dollars ($[***]); and

(c)      [***] Dollars ($[***]).

(collectively referred to herein as the [***]. If, for any reason, [***] Dollars ($[***]) [***] beginning on the Commencement Date of this Agreement

      Subject to the [***] of this Agreement regarding [***] (that is [***]) for [***]; provided, however, until all Pharmacies are converted to purchasing their Primary Requirements from Cardinal, the applicable price for the Harrisburg, PA, East Hanover, NJ and Specialty Distribution Service (Maryland Heights, MO) Pharmacies will be equal to [***] (as defined in the Agreement) [***] provided, however, conversion of all Pharmacies shall be completed within six (6) months following the first day of the conversion of the first Pharmacy. The remaining Pharmacies will continue to purchase at their current pricing until converted, at which time they will move to the [***]

--------------------------------------------------- --------------------- ---------------------- ---------------------
                      [***]                                [***]                  [***]                 [***]
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                           [***]%                [***]%                 [***]%
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                           [***]%                [***]%                 [***]%
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                           [***]%                [***]%                 [***]%
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                           [***]%                [***]%                 [***]%
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                           [***]%                [***]%                 [***]%
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                           [***]%                [***]%                 [***]%
--------------------------------------------------- --------------------- ---------------------- ---------------------
                  $[***] - [***]                                                  [***]
--------------------------------------------------- --------------------- ---------------------- ---------------------

         Upon completion of the conversion of all Pharmacies or achievement of at least [***] Dollars ($[***]) in total [***], whichever is earlier, the next [***] will be annualized to determine the applicable pricing tier for all fully converted Pharmacies. Such pricing will be effective on the [***] of the next [***]. For example, if all conversions are completed in [***] to determine the applicable price beginning on [***]. Such pricing will continue until a full [***] can be reviewed. The pricing will be adjusted on the [***] of the [***]. For example, [***] for [***] will be reviewed with the next [***]. Thereafter, [***] will be reviewed on a [***] basis and any [***] based on [***] days during such [***]; provided, however, that such [***] of the [***]. In all instances, [***]. For example, [***].

         The pricing set forth on this Exhibit A [***] (as hereinafter defined) [***] that include, but are not limited to, [***] In the event that [***] during the term of this Agreement [***] or in the event that [***], then [***] In such event, [***]. If the [***]; provided, however, [***] shall be [***].

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                                       30

                                                            AMENDMENT EXHIBIT B

                            SERVICE LEVEL DEFINITION

         For purposes of this Agreement, the service level percentage will be calculated by dividing total lines of Rx Products shipped by the number of lines of Rx Products ordered. The following items will be excluded from the service level calculation:

         1.       [***]
         2.       [***] items [***];
         3.       [***];
         4.       Items where a Facility has [***];
         5.       Items where a Facility's [***]; and
         6.       [***] item [***].

         The service level for each Pharmacy will commence fourteen days (14) days following the later of such Pharmacy's initial order of Merchandise under this Amendment from Cardinal or Cardinal's receipt of accurate usage data from such Pharmacy. The service level for Facilities added to this Agreement after the Commencement Date will commence fourteen (14) days following receipt by Cardinal of accurate usage data. This will allow Cardinal to gain usage information and adjust inventory levels appropriately.

         Upon Buyer's request, if Cardinal does not meet its service level for any quarter, Cardinal and Buyer will jointly develop a service level action plan for the following quarter.

         Buyer will notify Cardinal at least forty-five (45) days prior to the expiration of any manufacturer's contract which is being replaced with a different contract, and will cooperate with and assist Cardinal in disposing of any excess inventory of Merchandise previously stocked at Buyer's or a Facility's request. Failure to comply with these notice requirements will entitle Cardinal to discontinue the service level to the Facilities until ninety
(90) days after delivery of accurate usage data for the new items.

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